Long-Term Employee Benefit Liabilities - Summary of Weighted Average Significant Actuarial Assumptions Adopted in Measuring Company's Obligations and Cost (Detail) - Pension Plan, Defined Benefit [Member]
	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Defined Benefit Plan Disclosure [Line Items]
Discount rate	3.80%	3.70%
Rate of compensation increase	2.50%	2.70%
Discount rate	3.70%	4.70%
Rate of compensation increase	2.70%	2.80%
Expected return on plan assets	5.90%	6.00%